PURCHASE AGREEMENT
(North Slope Leases)

          THIS AGREEMENT, dated effective as of October 10, 2007, is between DANIEL K. DONKEL (“Donkel”) and SAMUEL H. CADE (“Cade”)(hereinafter collectively referred to as "Sellers") and FOX PETROLEUM (ALASKA), INC. (hereinafter called "Buyer").

Recitations

          1. State of Alaska Oil and Gas Leases ADL 390750, 390753, 390825, 390827, 390993, 390994, 390995 and 390996, covering the lands more particularly described on attached Exhibit A (hereinafter called the “Leases”), are owned by one or more of the Sellers as reflected by the records of the Division of Oil and Gas, Department of Natural Resources of the State of Alaska; and

          2 Sellers desire to sell and convey to Buyer, and Buyer desires to purchase and acquire from Sellers, the Leases upon the terms and conditions hereinafter provided for in this Agreement.

          IN CONSIDERATION of the above recitals and of the benefits to be derived by each of the parties to this Agreement, it is hereby agreed as follows:

Agreement

          1. Sale and Purchase: Sellers agree to sell and convey to Buyer, and Buyer agrees to purchase and acquire from the Sellers, the Leases, subject to the terms and conditions of this Agreement.

          2. Purchase Price: The total purchase price to be paid by the Buyer to the Sellers for the Leases shall be the sum of $850,000.00 (the "Purchase Price"), payable as provided below. The Purchase Price is allocated between and among the various Leases as follows:

Lease	Purchase Price for Lease

ADL 390750	$125,000
ADL 390753	$125,000
Subtotal:	$250,000

ADL 390825	$100,000
ADL 390827	$100,000
ADL 390993	$100,000
ADL 390994	$100,000
ADL 390995	$100,000
ADL 390996	$100,000
TOTAL:	$850,000

          3. Payment of Purchase Price.

               (a) The Purchase Price as set forth in Section 2 above shall be paid by the Buyer in installments on the following dates and in the indicated amounts:

               On or before Wednesday, October 25, 2007, the following shall be paid:

$75,000 in cash or certified funds, and

400,000 shares of common stock of Fox Petroleum, Inc. (the “Shares”) shall be issued in the name of Samuel H. Cade (shares have an agreed value of $600,000.00) and the subject stock certificate evidencing such shares delivered to Cade.

               On or before Friday, November 2, 2007, $125,000 in cash or certified funds shall be paid; and

               On or before Friday, December 7, 2007, the remaining $50,000 in cash or certified funds shall be paid.

               (b) Buyer shall deliver each of the installments of the Purchase Price as set forth in subparagraph (a) above by wire transfer in immediately available funds to an escrow account established by the accounting firm of Ryan, Gunsauls & O’Donnell (the “Escrow Agent”) exclusively for this transaction. The wire transfer instructions are as follows:

Citywide Bank
ABA # 107 001 070
For credit to Ryan Gunsauls & O’Donnell, P.C.
          Account # 211 008 790

               (c) Buyer shall have the right to prepay any installment amount, but not a lesser amount, provided that such prepayment shall not defer or postpone the scheduled date of payment for any remaining installment payment provided for herein.

          4. Execution and Delivery of Lease Assignments. Within a reasonable time following the Closing, Sellers shall execute, acknowledge (where applicable) and deliver to the Buyer, or cause to be executed, acknowledged (where applicable) and delivered to the Buyer, Assignments of each of the Issued Leases in the form attached as Exhibit B transferring 100% of the record title to the Leases from Sellers to Buyer, or the Buyer’s designee, but reserving to Sellers, in the proportions reflected on attached Exhibit C, an overriding royalty equal to five percent (5%) of 8/8ths, which overriding royalty shall also apply to all renewals and extensions of the Issued Leases

          5. Sellers’ Representations: Each of the Sellers (who makes the following representations only to the extent of the interests owned by each of the Sellers in the Leases) represents, warrants and agrees to and with Buyer that:

               (a) As of the Closing, the Issued Leases are in full force and effect, and Seller has or will have as of the Closing fully complied with all of the terms and provisions thereof which it is obligated to perform for all periods up to the Closing. Sellers shall own or otherwise have the right to assign and convey or cause to be assigned and conveyed the Issued Leases, all of which shall be free and clear of any liens and encumbrances and provide for a net revenue interest to Sellers of not less than 83.333%, prior to reservation of an overriding royalty equal to five percent (5%) of 8/8ths as provided for below.

               (b) There is no litigation or governmental investigation or proceeding pending or, to the knowledge of the Sellers, threatened affecting the Leases or which would have the effect of restraining or prohibiting any of the transactions contemplated by this Agreement.

               (c) This Agreement constitutes the valid and binding agreement of Sellers in accordance with its terms, and all instruments required hereunder to be executed by Sellers at the Closing shall constitute valid and binding agreements of Sellers in accordance with their terms. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Sellers;

               (d) This Agreement has been duly executed and delivered by Sellers and all instruments required hereunder to be delivered by each party at the Closing shall be duly executed and delivered by Seller;

               (e) Sellers have incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Buyer shall have any responsibility whatsoever;

               (f) Sellers shall not enter into any new agreements or commitments or incur, or agree to incur, any contractual obligation or liability (absolute or contingent) affecting or relating to any of the Leases which extend beyond the Closing except in connection with the consummation of the transactions contemplated in this Agreement, without the written consent of Buyer; and

               (g) Sellers have relied upon their own independent investigation made by each of them and their respective representatives, if any, and have made such investigation of the Leases as deemed appropriate under the circumstances. No Seller has been given any oral or written representations or assurances from any other Seller or the Buyer other than as set forth herein.

          6. Cade’s Representations: Cade represents, warrants and agrees to and with the Buyer that:

               (a) He is an “accredited investor” as that term is defined in 17 CFR Section 230.501 of Regulation D as promulgated by the U.S. Securities and Exchange Commission.

               (b) He is acquiring the Shares for investment purposes and not with a view to the distribution of the Shares. Also, Cade acknowledges that, prior to acquiring the Shares, he has had an opportunity to review documents and information concerning Fox Petroleum, Inc. and its business and financial affairs and to ask questions, and receive answers, concerning Fox Petroleum, Inc. and its business and financial affairs.

               (c) He understands that Fox Petroleum, Inc. will place a Rule 144 restrictive legend on each certificate representing any of the Shares which he will receive.

          7. Buyer's Representations: Buyer represents, warrants and agrees to and with Sellers that:

               (a) This Agreement constitutes the valid and binding agreement of Buyer in accordance with its terms, and all instruments required hereunder to be executed by Buyer at the Closing shall constitute valid and binding agreements of Buyer in accordance with their terms;

               (b) Buyer has good right and lawful authority to purchase and pay for the Leases as contemplated by this Agreement;

               (c) This Agreement has been duly executed and delivered by Buyer and all instruments required hereunder to be delivered by Buyer at the Closing shall be duly executed and delivered by Buyer;

               (d) Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction, for which Sellers shall have any responsibility whatsoever; and

               (e) Buyer has relied upon his own independent investigation made by him and his respective representatives, if any, and have made such investigation of the Leases as deemed appropriate under the circumstances. Buyer has not been given any oral or written representations or assurance from Sellers other than as set forth herein.

          8. Sellers’ Conditions of Closing: The obligations of Sellers under this Agreement are subject, at the option of Sellers, to the satisfaction at or prior to the Closing of the following conditions:

               (a) All representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing; and

               (b) Buyer shall have performed and satisfied all agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing, including delivery of the Shares and payment on or at Closing to the Escrow Agent of that portion of the Purchase Price which Buyer is obligated to pay as set forth in Section 3(a) above.

          Should the above conditions not be satisfied to Sellers’ satisfaction as of the Closing, Sellers may terminate this Agreement without further liability of either Sellers or Buyer.

          9. Buyer's Conditions of Closing: The obligations of Buyer under this Agreement are subject, at the option of Buyer, to the satisfaction at or prior to the Closing of the following conditions:

               (a) All representations and warranties of Sellers contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing; and

               (b) Sellers shall have performed and satisfied all agreements required by this Agreement to be performed and satisfied by Sellers at or prior to the Closing.

          Should the above conditions not be satisfied to Buyer's satisfaction as of the Closing, Buyer shall, as his sole and exclusive remedy, terminate this Agreement without further liability between the Buyer and Sellers.

          10. Closing: Unless extended pursuant to the terms of this Agreement, the closing of this transaction (the “Closing”) shall be held on October 25, 2007, at a place and time mutually agreed to by the parties. Notwithstanding the foregoing or any other provision herein, if, by the close of business on October 25, 2007, Anchorage, Alaska time, this Agreement is not fully executed by all signatory parties hereto and if the initial $75,000 installment payment provided for in Section 3(a) above has not been received by the Escrow Agent, then this Agreement shall be null and void and the Buyer and Sellers shall have no further rights or obligations hereunder.

          11. Actions at Closing. At the Closing, the parties shall proceed as follows:

               (a) The Escrow Agent shall release the initial Seventy Five Thousand and 00/100 Dollars ($75,000.00) of the Purchase Price received in the Escrow Account to the Sellers in the following amounts:

Daniel K. Donkel	$56,250.00
Samuel H. Cade	$18,750.00
Subtotal:	$75,000.00

               (b) The Shares shall be delivered to Cade.

               (c) At the Closing and thereafter as may be necessary, all of the parties hereto shall, without further consideration, execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their obligations under this Agreement.

          12. Post-Closing Actions by Sellers. Within a reasonable time following the Closing but in no event latter than 60 days from Closing, the Sellers shall execute and deliver the Assignments for each of the Issued Leases to the Buyer in accordance with the provisions of Section 4 above.

          13. Post-Closing Actions by Escrow Agent. After the Closing, the Escrow Agent shall proceed as follows:

               (a) Upon receipt from Buyer of the $125,000.00 installment obligation of the Purchase Price due and payable on or before Friday, November 2, 2007, the Escrow Agent shall release such funds to the Sellers in the following amounts:

Daniel K. Donkel	$106,250.00
Samuel H. Cade	$18,750.00
Total:	$125,000.00

               (b) Upon receipt from Buyer of the $50,000.00 installment obligation of the Purchase Price due and payable on or before Friday, December 7, 2007, the Escrow Agent shall release such funds to the Sellers in the following amounts:

Daniel K. Donkel	$50,000.00
Samuel H. Cade	$00.00
Total:	$50,000.00

               (c) After the Closing as may be necessary, all of the parties hereto shall, without further consideration, execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their obligations under this Agreement.

          14. Post-Closing Provisions: After the Closing, the following additional provisions shall become operative:

               (a) Buyer or its designee shall assume all obligations of Sellers under the Issued Leases for all periods from and after the date of this Agreement, including the obligation to timely pay all rentals thereafter due under such Issued Leases; and shall likewise assume all obligations of Sellers on all Un-issued Leases from and after the date of assignment of said Un-issued Leases from Sellers to Buyer or its designee, including the obligation to timely pay all rentals thereafter due under such Un-issued Leases.

               (b) Should Buyer or its designee elect not to pay rentals on any of the Leases, then Buyer or its designee shall notify Sellers in writing, by certified mail, not later than forty-five (45) days prior to a rental payment date, and shall promptly execute and deliver to Sellers, or their designee(s), an assignment of the applicable Lease or Leases free and clear of all liens and encumbrances except the overriding royalties created by this Agreement, such assignment to be on a form reasonably acceptable to Sellers or their designee(s).

          15. Limitation of Liability; Indemnification. If a Seller has properly executed, acknowledged and delivered any and all Assignments attributable to his interest in the Leases and otherwise performed all obligations imposed on him pursuant to this Agreement, the Buyer shall not have any claim or remedy against such Seller. Each Seller (the “Indemnitor”) shall indemnify and hold the other Sellers harmless with respect to any claim, damage, liable and cost or expense (including reasonable attorney’s fees) attributable to any act, omission or other conduct of the Indemnitor in connection with this Agreement.

          16. Events of Default and Remedies.

               (a) Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (“Event of Default”) hereunder:

                    (i) If the Buyer fails to pay the second or any subsequent installment payment of the Purchase Price within (5) business days of its due date as set forth in Section 3(a) above.

                    (ii) The failure by any party to this Agreement to perform or comply with any non-monetary obligation imposed upon it pursuant to this Agreement, which failure shall continue for a period of 15 days after receipt of written notice thereof from the non-defaulting party. If, prior to the expiration of such 15 day period, the defaulting party shall have cured such default, or if the default can not be cured within 15 days, shall have in good faith commenced and be diligently proceeding to cure, and shall cure, such default within 45 days, then such party shall not be deemed to be in default.

                    (iii) The Buyer shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or for its property, (2) be unable, or admit in writing its inability, to pay its debts as they mature, (3) make a general assignment for the benefit of creditors, (4) be adjudicated as bankrupt or insolvent, or (5) filed a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or take any other action for the purpose of effecting any of the foregoing.

               (b) Default Interest Payable on Delinquent Payments. In the event that Buyer fails to pay any installment payment of the Purchase Price within five (5) business days of its due date as set forth in Section 3(a) above, said amount or amounts shall bear interest at the default rate of 10% per annum until said delinquent payment(s) together with accrued interest as provided for herein is paid in full.

               (c) Remedies. Upon the occurrence of an Event of Default or at any time thereafter, the non-defaulting party may pursue any and all rights or remedies available to it, whether at law, in equity, by statute or otherwise, to enforce collection of all amounts and performance of all other obligations due and owing to it. If they are the non-defaulting party, the Sellers may pursue any and all of the foregoing rights and remedies and may further pursue other specific remedies including, without limitation, the following:

                    (i) If an Event of Default arises under Section 16(a)(i) above, the Sellers may, at their option and without notice, accelerate any and all unpaid amounts of the Purchase Price which shall thereafter be immediately due and payable together with default interest thereon as provided in subsection (b) above; and

                    (ii) If an Event of Default arises under any other provision of Section 15(a) above, the Seller and/or buyer may, at its and/or their option and without notice, pursue any and all other rights and remedies available to them as set forth herein.

               (d) Remedies Cumulative. Each and every right, power and remedy hereunder shall be cumulative and shall be in addition to every other right, power and remedy now or hereafter existing at law, in equity, by statute or otherwise. Each and every right, power and remedy may be exercised from time to time as often and in such order as may be determined by a party, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by a party in the exercise of any right, power or remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

               (e) Attorney’s Fees. In the event of any litigation between the parties concerning enforcement of, or remedies under, the terms of this Agreement, the court shall award the prevailing party its costs and expenses, including reasonable attorney’s fees, incurred in connection with such litigation.

          17. Miscellaneous:

               (a) Governing Law. This Agreement and all instruments executed in accordance with it shall be governed by and interpreted in accordance with the laws of the State of Alaska, without regard to conflict of law rules that would direct application of the laws of another jurisdiction.

               (b) Entire Agreement. This Agreement constitutes the entire agreement between the parties and supercedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

               (c) Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

               (d) Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

               (e) Assignment. Prior to the Closing, no party hereto shall assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties, and any assignment made without such consent shall be void ab initio. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted heirs, successors and assigns.

               (f) Notices. Any notice provided or permitted to be given under this Agreement shall be in writing, and may be served by personal delivery or by depositing same in the mail, addressed to the party to be notified, postage pre-paid, and registered or certified with a return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Notice served in any other manner shall be deemed to have been given and received only if and when actually received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

Sellers’ Mailing Address:

Monte J. Allen
Post Office Box 104438
Anchorage, Alaska 99510

Daniel K. Donkel
1420 N. Atlantic Ave., #1201
Daytona Beach, Florida 32118

Samuel H. Cade
3701 Junius Street
Dallas, TX 75246

Buyer's Mailing Address:

Fox Petroleum (Alaska), Inc.
64 Knightsbridge
London, England SW1X7JF

Escrow Agent’s Mailing Address:

Douglas Barr, CPA
Ryan Guansauls & O’Donnell
5590 E. Yale Avenue, #201
Denver, Colorado 80222

Each party shall have the right, upon giving ten (10) days' prior notice to the other in the manner hereinabove provided, to change its address for purposes of notice.

               (g) Expenses. Except as otherwise provided herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction.

               (h) Joint Preparation. This Agreement shall be deemed for all purposes to have been prepared through the joint efforts of the parties hereto and shall not be construed for or against one party or any other party as a result of the preparation, submittal, drafting, execution or other event of negotiation hereof.

               (i) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party.

               (j) Counterpart Execution. For the sake of simplicity in execution, this Agreement may be executed by original or telefax signature in any number of counterparts, each of which shall be deemed an original hereof. All counterparts of this Agreement which are executed by telefax signature shall be valid and binding as original signatures for all purposes (evidentiary or otherwise).

          EXECUTED as of the respective acknowledgment dates of the signatory parties; effective as of the date first above mentioned.

/s/	Daniel K. Donkel
DANIEL K. DONKEL

MONTE J. ALLEN

/s/	Samuel H. Cade
SAMUEL H. CADE

SELLERS

FOX PETROLEUM (ALASKA), INC.

By:	/s/ Alexander Craven
its Director

BUYER

ESCROW AGENT AGREES TO THE
TERMS SET FORTH IN SECTIONS 3, 11 and
13 OF THE FOREGOING AGREEMENT:

RYAN GUNSAULS & O’DONNELL

By:	/s/ Douglas A. Barr
Douglas Barr

EXHIBIT A
PART I: ISSUED LEASES

ADL 390750 Legal Description
Meridian:	S	Township:	015N	Range:	006W	Section:	01	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	02	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	03	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	10	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	11	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	12	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	13	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	14	Total Acres:	640
Meridian:	S	Township:	015N	Range:	006W	Section:	15	Total Acres:	640
THIS TRACT CONTAINS 5,760.00 ACRES, MORE OR LESS.

ADL 390753 Legal Description
Meridian:	S	Township:	016N	Range:	006W	Section:	19	Total Acres:	604
Meridian:	S	Township:	016N	Range:	006W	Section:	20	Total Acres:	640
Meridian:	S	Township:	016N	Range:	006W	Section:	21	Total Acres:	620
Meridian:	S	Township:	016N	Range:	006W	Section:	28	Total Acres:	622
Meridian:	S	Township:	016N	Range:	006W	Section:	29	Total Acres:	640
Meridian:	S	Township:	016N	Range:	006W	Section:	30	Total Acres:	606
Meridian:	S	Township:	016N	Range:	006W	Section:	31	Total Acres:	607
Meridian:	S	Township:	016N	Range:	006W	Section:	32	Total Acres:	640
Meridian:	S	Township:	016N	Range:	006W	Section:	33	Total Acres:	623
THIS TRACT CONTAINS 5,657.00 ACRES, MORE OR LESS.

ADL 390825 Legal Description
Meridian:	U	Township:	009N	Range:	021E	Section:	05	Total Acres:	475
Meridian:	U	Township:	009N	Range:	021E	Section:	06	Total Acres:	524
Meridian:	U	Township:	009N	Range:	021E	Section:	07	Total Acres:	628
Meridian:	U	Township:	009N	Range:	021E	Section:	08	Total Acres:	640
THIS TRACT CONTAINS 2,447.450 ACRES, MORE OR LESS.

ADL 390827 Legal Description
Meridian:	U	Township:	010N	Range:	021E	Section:	27	Total Acres:	640
Meridian:	U	Township:	010N	Range:	021E	Section:	28	Total Acres:	640
Meridian:	U	Township:	010N	Range:	021E	Section:	33	Total Acres:	514
Meridian:	U	Township:	010N	Range:	021E	Section:	34	Total Acres:	640
THIS TRACT CONTAINS 2,434.410 ACRES, MORE OR LESS.

ADL 390993 Legal Description
Meridian:	U	Township:	009N	Range:	018E	Section:	01	Total Acres:	640
Meridian:	U	Township:	009N	Range:	018E	Section:	02	Total Acres:	640
Meridian:	U	Township:	009N	Range:	018E	Section:	11	Total Acres:	640
Meridian:	U	Township:	009N	Range:	018E	Section:	12	Total Acres:	640
THIS TRACT CONTAINS 2,560.000 ACRES, MORE OR LESS.

ADL 390994 Legal Description
Meridian:	U	Township:	019N	Range:	019E	Section:	03	Total Acres:	640
Meridian:	U	Township:	019N	Range:	019E	Section:	04	Total Acres:	640
Meridian:	U	Township:	019N	Range:	019E	Section:	09	Total Acres:	640
Meridian:	U	Township:	019N	Range:	019E	Section:	10	Total Acres:	640
THIS TRACT CONTAINS 2,560.000 ACRES, MORE OR LESS.

ADL 390995 Legal Description
Meridian:	U	Township:	009N	Range:	019E	Section:	23	Total Acres:	640
Meridian:	U	Township:	009N	Range:	019E	Section:	24	Total Acres:	640
THIS TRACT CONTAINS 1,280.000 ACRES, MORE OR LESS.

ADL 390996 Legal Description
Meridian:	U	Township:	009N	Range:	019E	Section:	15	Total Acres:	640
Meridian:	U	Township:	009N	Range:	019E	Section:	16	Total Acres:	640
Meridian:	U	Township:	009N	Range:	019E	Section:	21	Total Acres:	640
Meridian:	U	Township:	009N	Range:	019E	Section:	22	Total Acres:	640
THIS TRACT CONTAINS 2,560.000 ACRES, MORE OR LESS.

EXHIBIT B
ASSIGNMENT FORM

DO&G 25-84	LEASE ADL ___________________________________________

(LEASE ASSIGNMENT)	EFFECTIVE DATE
Revised 12/01	OF LEASE _____________________________________________
DNR #10-113	Is this lease producing? _____yes ______no

STATE OF ALASKA
DEPARTMENT OF NATURAL RESOURCES
DIVISION OF OIL AND GAS

ASSIGNMENT OF INTEREST IN OIL AND GAS LEASE

The undersigned
assignor____________________________________________________________________________________________________,
whose address is______________________________________________________________________________________________,
as owner of ___________________________________________________________________________percent of the lease's working interest does hereby assign to ___________________________________________________________________________________,
the assignee, whose address is ___________________________________________________________________________________,

1.	___________________________________________________________________________________percent working interest;
2.	___________________________________________________________________________percent overriding royalty interest.
3.	The assignor is retaining _____________________________________________________ percent of the lease's working interest.
4.	The assignor is retaining ______________________________________________________percent of overriding royalty interest.
5.	LANDS AFFECTED by this assignment of interest (Attach Exhibit A if necessary)
T__________, R ____________, Meridian

containing ___________________________acres, more or less.

The Notification Lessee for the purpose of receiving any and all notices from the State of Alaska in connection with the lease will be:

Name________________________________________________________________________________________________________

Attn:________________________________________________________________________________________________________

Address _____________________________________________________________________________________________________
City, State, Zip ________________________________________________________________________________________________

We, the undersigned, request the approval of this assignment application. We attest that this application discloses all parties receiving an interest in the lease and that it is filed pursuant to 11 AAC 82.605 and 11 AAC 82.615. We further attest that all parties to this agreement are qualified to transfer or hold an interest in oil and gas leases pursuant to 11 AAC 82.200 and 11 AAC 2.205. Whether approved in whole or in part, the assignee agrees to be bound by the provisions of said lease.

Assignor's Signature	Date

Assignor's Name (Print or Type) & Title

Company Name

DNR Qualification File # __________________

THE UNITED STATES OF AMERICA	)
)SS
STATE OF	)

This certifies that on the ___________ day of _____________________ , 20 _____ , before me, a notary public in and for the State of _______________________________________________ , duly commissioned and sworn, personally appeared __________________________________________ , to me known and known to me to be the person described in, and who executed the foregoing assignment, who then after being duly sworn according to law, acknowledged to me under oath that he executed same freely and voluntarily for the uses and purposes therein mentioned. WITNESS my hand and official seal the day and year in this certificate first above written.

Notary Public
My Commission expires

Assignee's Signature ____________________________________________________ Date__________________________________

Assignee's Name (Print or Type) & Title ____________________________________________________________________________

Company Name _______________________________________________________________________________________________
DNR Qualification File # ____________________________

THE UNITED STATES OF AMERICA	)
)SS.
STATE OF	)

This certifies that on the ___________day of _______________, 20 _____, before me, a notary public in and for the State of _________________________________________________, duly commissioned and sworn, personally appeared _________________________________________, to me known and known to me to be the person described in, and who executed the foregoing assignment, who then after being duly sworn according to law, acknowledged to me under oath that he executed same freely and voluntarily for the uses and purposes therein mentioned. WITNESS my hand and official seal the day and year in this certificate first above written.

Notary Public
My Commission expires ______________

APPROVAL

The foregoing assignment is approved as to the lands described in item 5 thereof, effective as of the date set forth below.

Mark D. Myers, Director _________________________________________________________
Division of Oil and Gas, DNR, State of Alaska

Effective Date of Assignment _________________________________________

EXHIBIT C
SELLERS’ SHARE OF PURCHASE PRICE AND ORRI PERCENTAGE RETAINED

	LEASE #	WI %	PURCHASE PRICE	ORRI % Retained
	ISSUED
ADL	390750
	Cade	75%	93,750.00	3.75%
	Donkel	25%	31,250.00	1.25%
			125,000.00	5.00%

ADL	390753
	Cade	75%	93,750.00	3.75%
	Donkel	25%	31,250.00	1.25%
			125,000.00	5.00%

ADL	390825
	Cade	75%	75,000.00	3.75%
	Donkel	25%	25,000.00	1.25%
			100,000.00	5.00%
ADL	390827
	Cade	75%	75,000.00	3.75%
	Donkel	25%	25,000.00	1.25%
			100,000.00	5.00%

ADL	390993
	Cade	75%	75,000.00	3.75%
	Donkel	25%	25,000.00	1.25%
			100,000.00	5.00%

ADL	390994
	Cade	75%	75,000.00	3.75%
	Donkel	25%	25,000.00	1.25%
			100,000.00	5.00%

ADL	390995
	Cade	75%	75,000.00	3.75%
	Donkel	25%	25,000.00	1.25%
			100,000.00	5.00%

ADL	390996
	Cade	75%	75,000.00	3.75%
	Donkel	25%	25,000.00	1.25%
			100,000.00	5.00%

TOTAL			850,000.00

CADE			$37,500.00
CADE (Stock)			$600,000.00
DONKEL			$212,500.00

TOTAL SALES PRICE			$850,000.00